EXHIBIT 1
POWER OF ATTORNEY
     I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of J.B. Kittredge, Sheppard N. Burnett and Jason Harrison, singly, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.
     Witness my hand and common seal on the date set forth below.
          (Seal)

Signature	Title	Date

/s/ DONALD W. GLAZER Donald W. Glazer	Trustee	September 10, 2009

POWER OF ATTORNEY
     I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of J.B. Kittredge, Sheppard N. Burnett and Jason Harrison, singly, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.
     Witness my hand and common seal on the date set forth below.
          (Seal)

Signature	Title	Date

/s/ W. NICHOLAS THORNDIKE W. Nicholas Thorndike	Trustee	September 10, 2009

POWER OF ATTORNEY
     I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of J.B. Kittredge, Sheppard N. Burnett and Jason Harrison, singly, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.
     Witness my hand and common seal on the date set forth below.
          (Seal)

Signature	Title	Date

/s/ PETER TUFANO Peter Tufano	Trustee	September 10, 2009

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